UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	August 2, 2026

INTEGER HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	1-16137	16-1531026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway,	Suite 1150	Plano,	Texas	75024
(Address of principal executive offices)				(Zip Code)

(214) 618-5243

Registrant’s telephone number, including area code

_____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ITGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 2, 2026, Integer Holdings Corporation, a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement,” and the transactions contemplated thereby, the “Transaction”), by and among the Company, Armstrong Parent, Inc., a Delaware corporation (“Parent”), and Armstrong Bidco, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are each affiliates of investment funds managed by Kohlberg Kravis Roberts & Co. L.P., a leading global investment firm.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock of the Company, par value $0.001 per share (the “Company Common Shares”) issued and outstanding immediately prior to the Effective Time (other than Company Common Shares (i) held by the Company as a treasury share or owned by Parent, Merger Sub or any other Subsidiary of Parent immediately prior to the Effective Time, (ii) held by any subsidiary of the Company immediately prior to the Effective Time and (iii) held by any person who is entitled to demand, and has properly demanded, appraisal in respect of such Company Common Shares pursuant to applicable law), will automatically be converted into the right to receive $127 in cash, without interest (the “Merger Consideration”).

Treatment of Company Equity Awards

With respect to the outstanding equity awards of the Company, at the Effective Time, such awards will generally be treated as follows:

•	RSU Awards: Each restricted stock unit (“RSU”) award that is vested or vests upon the Transaction in accordance with its terms will be canceled and converted into the right to receive a cash amount equal to (i) the number of shares of Company common stock subject to such RSU award, multiplied by (ii) the Merger Consideration. Each unvested RSU award will be canceled and converted into a cash amount equal to (a) the number of shares of Company common stock subject to such RSU award, multiplied by (b) the Merger Consideration, 50% of which will be paid as soon as practicable after the Effective Time (assessed on a tranche-by-tranche basis) and the remaining 50% of which will be paid subject to satisfaction of the same vesting conditions that applied to the corresponding RSU award, with vesting protections upon a qualifying termination of employment.

•	PSU Awards: Each performance stock unit (“PSU”) award for which the performance period has been completed but that has not yet been settled will be canceled and converted into the right to receive a cash amount equal to (i) the number of shares of Company common stock subject to such PSU award based on actual performance, multiplied by (ii) the Merger Consideration. Each PSU award for which the performance period has not been completed will be canceled and converted into a cash amount equal to (a) the number of shares of Company common stock subject to such PSU award based on the greater of (x) target performance and (y) actual performance, multiplied by (b) the Merger Consideration, 50% of which will be paid as soon as practicable after the Effective Time (assessed on a tranche-by-tranche basis) and the remaining 50% of which will be paid subject to satisfaction of the same service vesting conditions (without regard to any performance conditions) that applied to the corresponding PSU award, with vesting protections upon a qualifying termination of employment.

•	Options: Each option to purchase Company Common Shares (“Company Option”) will be fully vested and converted into the right to receive a cash amount equal to (i) the excess, if any, of the Merger Consideration over the applicable exercise price per share of Company common stock subject to such award of Company Options, multiplied by (ii) the number of shares of Company common stock subject to such Company Option. If the exercise price of the Company Option is equal or greater to the Merger Consideration, such Company Option will be cancelled for no consideration.

Financing

Parent and Merger Sub have obtained equity and debt financing commitments for the Transaction. Pursuant to an equity commitment letter delivered to Parent (the “Equity Commitment Letter”), KKR Core II Holding Company LLC, a Cayman Islands limited liability company (“Fund”), has committed to invest in Parent, directly or indirectly, the cash amounts set forth therein for the purpose of enabling Parent to pay the Merger Consideration at the Closing, subject to the terms and conditions set forth therein. The Company is an express third-party beneficiary of the Equity Commitment Letter. The Fund has also provided the Company with a limited guarantee, which guarantees the payment of certain monetary obligations that may be owed by Parent to the Company pursuant to the Merger Agreement, including any reverse termination fee that may become payable by Parent (described further below), in each case, pursuant to and in accordance with the terms and conditions of the limited guarantee and Merger Agreement. In addition, pursuant to a debt commitment letter delivered to Parent, certain lenders have agreed to provide debt financing to Parent on the terms and subject to the conditions set forth therein.

Closing Conditions

The consummation of the Merger is subject to certain customary closing conditions set forth in the Merger Agreement, including: (i) the approval and adoption of the Merger Agreement by the holders of a majority of the outstanding Company Common Shares (the “Company

Stockholder Approval”); (ii) the absence of any order issued by any governmental authority (whether temporary, preliminary or permanent) of competent jurisdiction, or applicable law prohibiting, rendering illegal or enjoining the consummation of the Merger; (iii) the expiration or termination of any waiting periods applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and certain other applicable antitrust and foreign direct investment laws of certain jurisdictions; (iv) each party’s performance of and compliance with its covenants, obligations and agreements contained in the Merger Agreement in all material respects; (v) no Company Material Adverse Effect (as defined in the Merger Agreement) having occurred since the date of the Merger Agreement and (vi) the accuracy of the representations and warranties of the parties in the Merger Agreement (subject to customary materiality qualifiers). The Merger is not subject to any financing condition.

Representations, Warranties and Covenants

The Company, Parent and Merger Sub have each made customary representations, warranties and covenants in the Merger Agreement. Subject to certain exceptions, the Company has agreed, among other things, to customary covenants regarding the operation of the business of the Company and its subsidiaries during the interim operating period between the execution of the Merger Agreement and the consummation of the Merger.

In addition, the Company, Parent and Merger Sub have each agreed to use its respective reasonable best efforts to, as soon as reasonably practicable, consummate the transactions contemplated by the Merger Agreement and obtain all approvals, consents, registrations, permits, authorizations, and other confirmations from any governmental authority or third party that are necessary, proper or advisable to consummate the transactions contemplated by the Merger Agreement. The Company and Parent have also agreed to take all actions that are necessary to secure the expiration or termination of any applicable waiting period or obtain any consent or approval under any applicable competition or foreign investment law.

No-Shop; Intervening Events

Subject to certain exceptions, the Company has agreed not to solicit alternative acquisition proposals, engage in discussions with any third party regarding alternative acquisition proposals or change its recommendation to its stockholders in favor of the Merger.

The Merger Agreement also provides that, notwithstanding the foregoing, if prior to receipt of the Company Stockholder Approval, the Company receives a bona fide alternative acquisition proposal from a third party that did not result from a breach of the Company’s non-solicitation obligations, and the Board of Directors (as defined in the Merger Agreement) determines in good faith that the alternative acquisition proposal constitutes, or would reasonably be expected to lead to, a Superior Proposal (as defined in the Merger Agreement), the Company may provide information to, and engage in negotiations and discussions with, such person making the alternative acquisition proposal.

Prior to obtaining the Company Stockholder Approval, the Board of Directors has the right, in connection with (i) the receipt of a Superior Proposal or (ii) an Intervening Event (as defined in the Merger Agreement) to change its recommendation in favor of the Merger or, in the case of a Superior Proposal, to terminate the Merger Agreement, in each case, subject to complying with notice requirements and other specified conditions (including giving Parent the opportunity to propose changes to the Merger Agreement in response to such Superior Proposal or Intervening Event, as applicable), if the Board of Directors determines in good faith that the failure to take such action would be inconsistent with its fiduciary duties under applicable law, and provided that, in the case of a termination of the Merger Agreement, the Company pays to Parent the Company Termination Fee (as described below).

Termination

The Merger Agreement contains certain customary termination rights for each of the Company and Parent, including, (i) by mutual written agreement of the Company and Parent, (ii) if the Merger has not been consummated on or before May 2, 2027 (the “Outside Date”), (iii) any applicable order, writ, injunction, judgment or decree of any governmental authority (an “Order”) issued by any governmental authority of competent jurisdiction rendering illegal, or restraining, enjoining or otherwise prohibiting the consummation of the Merger and such Order has become final and nonappealable, (iv) the Company Stockholder Approval shall not have been obtained at a meeting of holders of the Company Common Shares (the “Company Stockholders Meeting”) or (v) the other party is in breach of any representation or warranty or failure to perform any covenant or agreement on the part of the respective parties in a manner that would result in a failure of an applicable closing condition and such breach cannot be cured or, if curable, has not been cured within 20 business days after notice to the other party of such breach (or, if earlier, five business days prior to the Outside Date).

In addition, prior to receipt of the Company Stockholder Approval, (i) the Company may also terminate the Merger Agreement to (A) accept a Superior Proposal, subject to Parent’s right to match such Superior Proposal and payment to Parent of the Company Termination Fee (as described below), or (B) in circumstances relating to Parent’s breach of the Merger Agreement or failure to consummate the Merger when it is required to do so under the Merger Agreement, subject to payment to the Company of the Parent Termination Fee (as defined below) and (ii) Parent may terminate the Merger Agreement if the Board of Directors changes its recommendation to the Company’s stockholders regarding the Merger Agreement (an “Adverse Recommendation Change”).

Termination Fees

The Merger Agreement provides for the payment of termination fees upon termination of the Merger Agreement under certain specified circumstances. The Company will be obligated to pay Parent a termination fee of $154,000,000 (the “Company Termination Fee”) if the Merger Agreement is terminated (i) by the Company to accept a Superior Proposal, (ii) by Parent following an Adverse Recommendation Change, or (iii) in certain circumstances by either Parent or the Company and prior to such termination a bona fide acquisition proposal is publicly announced or publicly disclosed and not publicly withdrawn or otherwise abandoned at least five business days prior to such termination of the Merger Agreement or the date of the Company Stockholders Meeting and the Company enters into a definitive agreement for, or consummates, a transaction involving a Superior Proposal within twelve months of such termination.

Parent will be obligated to pay the Company a termination fee of $307,000,000 (the “Parent Termination Fee”) if the Merger Agreement is terminated by the Company in certain circumstances relating to Parent’s breach of the Merger Agreement or failure to consummate the Merger when it is required to do so under the Merger Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made by the parties thereto only for purposes of that agreement and as of specific dates; were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement (such disclosures include information that has been included in the Company’s public disclosures, as well as additional non-public information); may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Parent or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Indemnification Agreement

The Board of Directors has approved a Company form of indemnification agreement (the “Indemnification Agreement”) and entered into an Indemnification Agreement with each of the Company’s directors and executive officers.  The Indemnification Agreement provides for indemnification of the indemnitee to the full extent allowed by Delaware law and conforms to prevailing market practices regarding availability and scope of indemnification, advancement and the availability of directors and officers liability insurance.  For example, the Indemnification Agreement clarifies, among other items, the definitions of Change of Control, Continuing Director and Expenses.  The Indemnification Agreement also contains provisions with respect to matters, such as, treatment of expenses when the indemnitee is a witness, the mechanics for determinations of entitlement to indemnification, and clarifies the types of matters that are outside the scope of indemnification.

The foregoing description of the Indemnification Agreement is qualified in its entirety by reference to the full text of the Indemnification Agreement, which is attached hereto as Exhibit 2.2 and incorporated herein by reference.

Item 5.03. Amendment to Bylaws.

On August 2, 2026, the Board of Directors amended and restated the Company’s bylaws (as amended, the “A&R Bylaws”), which became effective immediately. The A&R Bylaws provide that, unless the Company consents in writing to the selection of an alternative forum, (i) the sole and exclusive forum for certain legal actions involving the Company will be the Delaware Court of Chancery (or, in the event that the Delaware Court of Chancery lacks subject matter jurisdiction over any such actions, the federal district court for the District of Delaware) and (ii) the sole and exclusive forum for certain legal actions arising under the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or for which there is exclusive federal or concurrent federal or state jurisdiction, in each case, shall, to the fullest extent permitted by applicable law, be the federal district courts of the United States of America.

The foregoing description of the A&R Bylaws is qualified in its entirety by reference to the full text of the A&R Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference, along with a copy marked to show changes from the prior version as Exhibit 3.2.

Cautionary Statement Regarding Forward-Looking Statements

Some of the statements contained in this communication and other written and oral statements made from time to time by us and our representatives are not statements of historical or current fact. As such, they are “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. We have based these forward-looking statements on our current expectations, and these statements are subject to known and unknown risks, uncertainties and assumptions. Forward-looking statements include, but are not limited to, statements relating to: our goals, plans, and strategic initiatives; long-term growth prospects; maximizing value for our stockholders; and other events, conditions or developments that will or may occur in the future; and timing of any of the foregoing. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “forecast,” “outlook,” “assume,” “potential” or “continue” or variations or the negative counterparts of these terms or other comparable terminology. These statements are only predictions and are no guarantee of future performance, and investors should not place undue reliance on forward-looking statements as predictive of future results. Actual events or results may differ materially from those stated or implied by these forward-looking statements. In evaluating these statements and our prospects, you should carefully consider the factors set forth below. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary factors and to others contained throughout this communication.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the Transaction. All such forward-looking statements are based upon current plans, estimates, expectations, opportunities and ambitions that are subject to risks, uncertainties, assumptions, and other important factors, many of which are beyond the control of the Company, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to, the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the possibility that the Company’s stockholders may not approve the Transaction; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of the Company’s common stock; the risk that the Transaction and its announcement could have an adverse effect on the parties’ business relationships and business generally, including the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; the risk of unforeseen or unknown liabilities; customer, stockholder, regulatory and other stakeholder approvals and support; the risk of unexpected future capital expenditures; the risk of potential litigation relating to the Transaction that could be instituted against the Company or its directors and/or officers; the risk associated with third-party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Transaction which are not waived or otherwise satisfactorily resolved; significant costs, or expenses incurred in connection with the Transaction; the Parent’s ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; certain restrictions contained in the Agreement and Plan of Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the risk of various events that could disrupt operations, including pandemics, epidemics or other public health crises or severe weather (such as droughts, floods, avalanches and earthquakes), cybersecurity attacks, security threats and governmental response to them, and technological changes; the risks of labor disputes, changes in labor costs and labor difficulties; and the risks resulting from other effects of industry, market, economic, legal or legislative, political or regulatory conditions outside of the Company’s control. All such factors are difficult to predict and are beyond our control, including those detailed in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the Securities Exchange Commission (the “SEC”) on February 23, 2026 (the “Form 10-K”), quarterly reports on Form 10-Q and other documents subsequently filed by the Company with the SEC. The Company’s forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Other unpredictable or factors not discussed in this communication could also have material adverse effects on forward-looking statements. The Company does not assume an obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the Transaction, the Company will file with the SEC a proxy statement on Schedule 14A. The definitive proxy statement will be sent to the stockholders of the Company seeking their approval of the Transaction and other related matters.

BEFORE MAKING ANY INVESTMENT OR VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT ON SCHEDULE 14A WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents, including the proxy statement, and other documents filed with the SEC by the Company through the website maintained by the SEC at https://www.sec.gov. Copies of documents filed with the SEC by the Company will be made available free of charge by accessing the Company’s website at https://investor.integer.net/financial-information/sec-filings/default.aspx or by contacting the Company via email by sending a message to ir@integer.net.

Participants in the Solicitation

The Company, Parent and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Transaction under the rules of the SEC. Information about the directors and executive officers of the Company and other persons who may be deemed to be participants in the solicitation of stockholders of the Company in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant material related to the Transaction, which will be filed with the SEC when they become available, and may be found in the Company’s definitive proxy statement in connection with its 2026 Annual Meeting of Stockholders, as filed with the SEC on April 6, 2026 (the “2026 Proxy Statement”), and in the Form 10-K, and subsequently filed statements of beneficial ownership on Form 4. Information about the directors and executive officers of the Company, their ownership of the Company common stock, and the Company’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” included in the Form 10-K, and in the sections entitled “Corporate Governance and Board Matters,” and “Security Ownership of Certain Beneficial Owners and Management,” included in the Company’s definitive proxy statement in connection with its 2026 Proxy Statement. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the Transaction will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
2.1+^	Agreement and Plan of Merger by and among Integer Holdings Corporation, Armstrong Parent, Inc., and Armstrong Bidco, Inc., dated August 2, 2026
2.2	Form of Indemnification Agreement
3.1	By-laws of Integer Holdings Corporation (Amended and Restated as of August 2, 2026)
3.2	Marked By-laws of Integer Holdings Corporation (Amended and Restated as of August 2, 2026)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	In accordance with Item 601(a)(5) of Regulation S-K, certain schedules to this agreement have been omitted (as marked by asterisks).
^	In accordance with Item 601(b)(2) of Regulation S-K, portions of the exhibit have been omitted because it is both not material and is of the type the registrant treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	August 4, 2026	INTEGER HOLDINGS CORPORATION

		By:	/s/ Lindsay K. Blackwood
Lindsay K. Blackwood
General Counsel & Secretary